SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported): March 23, 2005


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                              BMW FS Securities LLC
                         BMW Vehicle Owner Trust 2005-A
                           (Exact name of Registrant)

           Delaware                   333-122561                 22-3784653
           Delaware                   333-122561-01              51-6564395
           --------                   -------------              ----------
   (State of Incorporation)       (Commission File No.)         (IRS Employer
                                                                Identification
                                                                  Number)

                             300 Chestnut Ridge Road
                            Woodcliff Lake, NJ 07677
                            ------------------------
                    (Address of Principal Executive Offices)

                                 (201) 307-4000
                                 --------------
                         (Registrant's telephone number)


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Item 8.01    Other Events
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On March 23, 2005, BMW Vehicle Owner Trust 2005-A (the "Issuer") publicly issued
U.S. $324,000,000 of Class A-1 3.0336% Asset Backed Notes due March 2006, U.S. $457,000,000 of Class A-2 3.66% Asset Backed Notes due December 2007, U.S. $361,000,000 of Class A-3 4.04% Asset Backed Notes, due February 2009, U.S. $264,507,000 of Class A-4 4.28% Asset Backed Notes due January 2010 and U.S. $32,375,000 Class B 4.43% Asset Backed Notes due April 2011 (the "Notes") pursuant to an Indenture dated March 1, 2005 between the Issuer and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (No. 333-122561) which was declared effective on March 9, 2005. The Notes were sold to Credit Suisse First Boston LLC, ABN
AMRO Incorporated and Merrill, Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") pursuant to an Underwriting Agreement dated May 14, 2005 among BMW Financial Services NA, LLC ("BMW FS"), BMW FS Securities LLC ("BMW Securities") and Credit Suisse First Boston LLC, as representative of the several Underwriters. The net proceeds from the sale of the Notes were used by the Issuer to purchase a pool of motor vehicle retail installment sales contracts and promissory notes secured by new and used automobiles, sport utility vehicles and motorcycles (the "Receivables") from BMW Securities pursuant to the Sale and Servicing Agreement dated as of March 1, 2005 among BMW FS, BMW Securities, the Issuer and the Indenture Trustee. BMW Securities acquired the Receivables from BMW FS pursuant to the Receivables Purchase Agreement dated as of March 1, 2005 between BMW FS and BMW Securities.


Item 9.01    Financial Statements and Exhibits.
             ---------------------------------


(c)      Exhibit.

   Exhibit 1.1 Underwriting Agreement dated March 14, 2005 among BMW Financial Services NA, LLC, BMW FS Securities LLC and Credit Suisse First Boston LLC

   Exhibit 4.1 Indenture dated as of March 1, 2005 between BMW Vehicle Owner Trust 2005-A and JPMorgan Chase Bank, N.A., as indenture trustee.

   Exhibit 10.1 Amended and Restated Trust Agreement dated as of March 1, 2005 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

   Exhibit 10.2 Sale and Servicing Agreement dated as of March 1, 2005 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2005-A, BMW FS Securities LLC and Citibank, N.A..

   Exhibit 10.3 Owner Trust Administration Agreement dated as of March 1, 2005 among BMW Vehicle Owner Trust 2005-A, BMW Financial Services NA, LLC and Citibank, N.A..

   Exhibit 10.4 Receivables Purchase Agreement dated as of March 1, 2005 between BMW FS Securities LLC and BMW Financial Services NA, LLC.



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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                               BMW FS Securities LLC
                                               BMW Vehicle Owner Trust 2005-A



Date:  March 28, 2005                          By: /s/ Joe Dynia
                                                   -----------------------------
                                                   Joe Dynia
                                                   Authorized Signatory









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
                                 EXHIBIT INDEX


   Exhibit 1.1 Underwriting Agreement dated March 14, 2005 among BMW Financial Services NA, LLC, BMW FS Securities LLC and Credit Suisse First Boston LLC

   Exhibit 4.1 Indenture dated as of March 1, 2005 between BMW Vehicle Owner Trust 2005-A and JPMorgan Chase Bank, N.A., as indenture trustee.

   Exhibit 10.1 Amended and Restated Trust Agreement dated as of March 1, 2005 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

   Exhibit 10.2 Sale and Servicing Agreement dated as of March 1, 2005 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2005-A, BMW FS Securities LLC and JPMorgan Chase Bank, N.A.

   Exhibit 10.3 Owner Trust Administration Agreement dated as of March 1, 2005 among BMW Vehicle Owner Trust 2005-A, BMW Financial Services NA, LLC and Citibank, N.A.

   Exhibit 10.4 Receivables Purchase Agreement dated as of March 1, 2005 between BMW FS Securities LLC and BMW Financial Services NA, LLC.



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